As of February __, 1999

Mr. Emmanuel Demaio

Dear Manny:

     We are writing to confirm our agreements and understandings regarding your status under your Employment Agreement, dated as of October 13, 1998 (the "Employment Agreement"), among you, as "Employee", Tel-Save, Inc., as "Company", and Tel-Save.com, Inc. (formerly, Tel-Save Holdings, Inc.), as "Holdings", from and after May 15, 1999 (the "Change Date") (except as otherwise defined herein, capitalized terms shall be defined as in the Employment Agreement):

     1. From and after the Change Date, you, as "Employee" under the Employment Agreement, will cease to be an employee of Company. The Company agrees that you terminated your employment under the Employment Agreement for "Good Reason" as defined in Section 5.4 of such Agreement and that you are entitled to be compensated (or continue to be compensated) as provided in Section 6.1 of the Employment Agreement.

     2. Except as specifically provided in paragraphs 4 and 5 of this letter agreement and except for your entitlement, if any, to indemnification and reimbursement by Company or Holdings arising out of your having been an officer or director thereof, provided that you hereby agree to cooperate with Company or Holdings to the extent reasonably requested by Company or Holdings in any proceeding that may give rise to any such indemnification, neither you nor your estate or beneficiaries shall be entitled to any other payments, compensation, perquisites or other benefits, from Company or Holdings or any subsidiary thereof, under or by reason of the Employment Agreement or otherwise and all such other payments, compensation, perquisites or other benefits are hereby expressly waived by you (for yourself and for your estate and your beneficiaries). Company shall withhold any state, federal or other taxes that it may be required to withhold from or with respect to any such payments, compensation, perquisites or other benefits.

     3. You will be entitled to no additional compensation for serving as a director of Holdings. While you may, of course, resign as a director of Holdings at any time, you hereby agree to resign as a director of Holdings as and when requested by the Chairman of the Board of Holdings, but not earlier than ______ __, 1999. Furthermore, you agree that you will, prior to your resignation as a director, vote in favor of the election or nomination of your successor as a director or such other person as shall have been designated as a nominee for director by Company's Chairman of the Board.

     4. You will make yourself available and shall cooperate, in each case to the extent reasonably requested by Company or Holdings, in respect of any litigation or other proceedings that arise out of or by reason of the conduct of Company's or Holding's business or operations during any time that you were a director or officer thereof, without further compensation or payment except the payment of your reasonable out-of-pocket costs and expenses in connection therewith.

     5. Except as specifically provided herein, the Employment Agreement shall continue in full force and effect.

     If the foregoing correctly sets forth our agreements and understandings, please so acknowledge by signing the enclosed copy of this letter agreement in the space provided and returning it to us, whereupon this shall be a valid and binding agreement by and among us.

                                                     Very truly yours,
                                                     Tel-Save, Inc.

                                                     By:
                                                        ------------------------
                                                        Name
                                                        Title


                                                     Tel-Save.com, Inc.

                                                     By:
                                                        ------------------------
                                                        Name
                                                        Title

Accepted and agreed as of the date first above written:


---------------------------------
Emmanuel DeMaio